UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2025

SPRING VALLEY ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41529	98-1579063
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Ave., Suite 1675 Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 308-5230

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, one right and one-half of one redeemable public warrant	SVIIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SVII	The Nasdaq Stock Market LLC
Rights included as part of the units to acquire one-tenth (1/10) of one Class A ordinary share	SVIIR	The Nasdaq Stock Market LLC
Redeemable public warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SVIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01 Other Events.

Supplement to the Proxy Statement

Spring Valley Acquisition Corp. II (the “Company”) notes the need to amend and supplement the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by the Company with the Securities and Exchange Commission on September 30, 2025 in connection with the Company’s extraordinary general meeting (the “Shareholder Meeting”), to be held on October 15, 2025 at 10:00 a.m., Eastern Time. The Company is correcting an inadvertent error in the Proxy Statement in the section entitled “United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights”. Furthermore, The Company has determined to modify the terms of the Extension Amendment Proposal under the Proxy Statement. Accordingly, the Company has determined to amend and supplement the definitive proxy statement as described in this Current Report on Form 8-K (the “Proxy Supplement”). Defined terms used but not defined herein have the meanings set forth in the Proxy Statement and all page references are to pages in the Proxy Statement.

The corrections to the existing disclosure in the Proxy Statement are set forth below. Other than these corrections, the Proxy Statement remains unchanged, and this supplement does not otherwise amend, supplement, or affect the Proxy Statement. From and after the date of this supplement, any references to the “Proxy Statement” are to the Proxy Statement as amended and supplemented by this supplement. This supplement should be read in conjunction with the Proxy Statement and the other proxy materials previously made available to shareholders in connection with the Shareholder Meeting. If you have already voted your shares, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal.

1.	Certain disclosure on page 1 of the Letter to Shareholders of Spring Valley Acquisition Corp. II, page 1 of the Notice of an Extraordinary General Meeting of Spring Valley Acquisition Corp. II to be Held on October 15, 2025, and page 2 of the Proxy Statement is hereby amended and restated to read as follows:

Proposal No. 1 — The Extension Amendment Proposal — to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (as amended, the “Articles”) as provided by the resolution in the form set forth on Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to amend the date by which the Company must (1) consummate an initial merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Class A ordinary shares of the Company, par value $0.0001 per share (the “Class A ordinary shares”) included as part of the units sold in the Company’s initial public offering (such Class A ordinary shares, the “Public Shares”) that was consummated on October 17, 2022 (the “IPO”), to 45 months from the closing of the IPO (the “Amended Date”), or such earlier date as is determined by our board of directors (the “board”), in its sole discretion, to be in the best interests of the Company (the “Amendment”), provided that Spring Valley Acquisition Sponsor II, LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into the trust account established for the benefit of the Company’s public shareholders (the “Trust Account”) an amount determined by multiplying $0.01 by the number of Public Shares then outstanding for each one-month extension, up to a total of six months, starting on the 40th month from the closing of the IPO, unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

2.	Certain disclosure on pages 5 and 6 of the Proxy Statement is hereby amended and restated to read as follows:

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective at the conclusion of the Extraordinary General Meeting. We will remain a reporting company under the Exchange Act and our units, Public Shares and warrants will remain publicly traded. If we have not completed our initial business combination by the end of the 39th month from the closing of the IPO (e.g., by January 17, 2026), the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment, in an amount determined by multiplying $0.01 by the number of Public Shares then outstanding, for each one-month extension, up to a total of six months, starting on the 40th month from the closing of the IPO, unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

3.	Certain disclosure on page 20 of the Proxy Statement and page A-1 of Annex A is hereby amended and restated to read as follows:

“RESOLVED, as a special resolution that:

a)   ~~the first sentence of~~ Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following ~~new first sentence of Article 49.7~~:

“In the event that the Company does not consummate a Business Combination within 45 months from the closing of the IPO, or such earlier time as its board of Directors may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members' rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law, and provided that Spring Valley Acquisition Sponsor II, LLC (or its affiliates or permitted designees) will deposit into the Trust Account an amount determined by multiplying $0.01 by the number of public shares then outstanding for each one-month extension, up to a total of six months, starting on the 40th month from the closing of the IPO, unless the closing of the Company’s Business Combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination.”

b) Article 49.9(a) of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.9(a):

“to modify the substance or timing of the Company’s obligation to: (i) allow redemptions of the Public Shares in connection with a Business Combination; or (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination within 45 months from the closing of the IPO, or such earlier date as the board of directors may approve in accordance with the Articles; or” ”

4.	Certain disclosure on the proxy card of the definitive proxy statement is hereby amended and restated to read as follows:

Proposal No. 1 — The Extension Amendment

To amend Spring Valley II’s amended and restated memorandum and articles of association to extend the date by which Spring Valley II has to consummate a business combination from October 17, 2025 to July 17, 2026, or such earlier date as may be determined by the board of directors of Spring Valley II, provided that Spring Valley Acquisition Sponsor II, LLC (or its affiliates or permitted designees) will deposit into the trust account established for the benefit of the Company’s public shareholders an amount determined by multiplying $0.01 by the number of public shares then outstanding for each one-month extension, up to a total of six months, starting on the 40th month from the closing of the IPO, unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

5.	The text of the section entitled “United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights” is amended and restated in its entirety to read as follows:

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR U.S. HOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of certain material U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make an Election if the Extension is implemented. Because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share, one-half of one redeemable warrant and one right to receive one-tenth of one Class A ordinary share. As a result, the discussion below with respect to holders of Class A ordinary shares and warrants should also apply to holders of units (as the deemed owners of the underlying Class A ordinary shares and warrants that constitute the units). This discussion applies only to Class A ordinary shares and warrants that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

• the Sponsor or our directors and officers;

• financial institutions or financial services entities;

• broker-dealers;

• taxpayers that are subject to the mark-to-market method of accounting;

• tax-exempt entities, including an “individual retirement account” or “Roth IRA;”

• S corporations;

• entities classified as partnerships for U.S. federal income tax purposes, or other pass-through entities, and investors in such entities;

• governments or agencies or instrumentalities thereof;

• insurance companies;

• regulated investment companies, real estate investment trusts or real estate mortgage investment conduits;

• non-U.S. persons or entities, expatriates and former long-term residents of the United States;

• persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

• persons that acquired Class A ordinary shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

• persons that hold Class A ordinary shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

• persons whose functional currency is not the U.S. dollar.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion is general in nature and does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local taxation or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Class A ordinary shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partner and the partnership. Partnerships holding any Class A ordinary shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an Election to them.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY, IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION, AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of Class A ordinary shares who or that is, for U.S. federal income tax purposes:

1. an individual citizen or resident of the United States,

2. a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3. an estate whose income is subject to U.S. federal income tax regardless of its source, or

4. a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has in effect under applicable U.S. Treasury regulations a valid election to be treated as a U.S. person.

Redemption of Class A Ordinary Shares

In addition to the passive foreign investment company (“PFIC”) considerations discussed below under “- PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Class A ordinary shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Class A ordinary shares, a U.S. Holder will be treated as described below under the section entitled “- Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.” If the redemption does not qualify as a sale of Class A ordinary shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “- Taxation of Distributions.”

The redemption of Class A ordinary shares will generally qualify as a sale of the Class A ordinary shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only Class A ordinary shares actually owned by such U.S. Holder, but also Class A ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to Class A ordinary shares owned directly, Class A ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any Class A ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of Class A ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption, and such U.S. Holder immediately after the redemption actually and constructively owns less than 50% of the total combined voting power of the entity. Prior to an initial business combination, the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the Class A ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the Class A ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other Class A ordinary shares. The redemption of Class A ordinary shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of Class A ordinary shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “- Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A ordinary shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions

Subject to the PFIC rules discussed below under “- PFIC Considerations,” if the redemption of a U.S. Holder’s Class A ordinary shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.

With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Class A ordinary shares are readily tradable on an established securities market in the United States or (ii) Class A ordinary shares are eligible for the benefits of an applicable income tax treaty, in each case, provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable years, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Class A ordinary shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Class A ordinary shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A ordinary shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A ordinary shares and will be treated as described below under the section entitled “- Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares

Subject to the PFIC rules discussed below under “- PFIC Considerations,” if the redemption of a U.S. Holder’s Class A ordinary shares is treated as a sale, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Class A ordinary shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Class A ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Class A ordinary shares described in this proxy statement may prevent the holding period of the Class A ordinary shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Class A ordinary shares (Class A ordinary shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year, ordinarily determined based on fair market value and averaged quarterly over the year, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

We believe it is likely that we were a PFIC for our prior taxable years and will be a PFIC for our current taxable year ending December 31, 2025. Because the facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such year. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in a U.S. Holder’s holding period for Class A ordinary shares and the U.S. Holder did not make a timely and effective “qualified electing fund” election for each of our taxable years as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares (a “QEF Election”), a QEF Election along with a purging election, or a “mark-to-market” election, then such U.S. Holder will generally be subject to special and adverse rules (the “Default PFIC Regime”) with respect to:

• any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares; and

• any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its Class A ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such Class A ordinary shares).

Under the Default PFIC Regime:

• the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Class A ordinary shares;

• the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

• the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to such U.S. Holder’s other items of income and loss for such taxable year; and

• an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Backup Withholding

Proceeds from the redemption of Class A ordinary shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding generally will apply to proceeds received from the exercise of redemption rights for a non-corporate U.S. Holder that:

• fails to provide an accurate taxpayer identification number;

• is notified by the IRS regarding a failure to report all interest or dividends required to be shown on their federal income tax returns; or

• in certain circumstances, fails to comply with applicable certification requirements.

Any amount withheld under these rules will be creditable against the U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability so long as the required information is timely furnished to the IRS and other applicable requirements are met.

AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY SHAREHOLDER. WE ONCE AGAIN URGE YOU TO CONSULT WITH YOUR OWN TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR CLASS A ORDINARY SHARES IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL AND ANY REDEMPTION OF CLASS A ORDINARY SHARES.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRING VALLEY ACQUISITION CORP. II

	By:	/s/ Christopher Sorrells
	Name:	Christopher Sorrells
	Title:	Chief Executive Officer and Chairman

Dated: October 8, 2025